Sierra Monitor to be acquired by MSA Safety to Expand Reach in Connected Safety Products

Milpitas, California – March 29, 2019 – Sierra Monitor Corporation (OTCQB: SRMC), a provider of Industrial Internet of Things (IIoT) solutions that connect and protect high-value infrastructure assets, announced that it has signed a definitive agreement to be acquired by MSA Safety Incorporated (NYSE: MSA), a global safety equipment manufacturer. Under terms of the agreement, Sierra Monitor Corporation will become an indirect wholly owned subsidiary of MSA Safety.

“MSA Safety is a recognized leader in safety solutions, and we are excited to join such a well-respected organization,” commented Jeff Brown, Sierra Monitor’s President and Chief Executive Officer. “SMC will bolster MSA’s strong industrial solutions, and we believe MSA’s customer base will embrace SMC’s advanced industrial internet of things (IIoT) solutions, helping accelerate our growth. Together, SMC and MSA are industry leaders, with scale, reach, and a proven ability to develop advanced solutions to meet the evolving needs of our customers.”

Upon closing, each issued and outstanding share of SMC common stock (other than shares owned or held in treasury by SMC) will be cancelled and automatically converted into the right to receive $3.25 in cash, without interest, representing a 55% premium to the closing price on March 28, 2019. Under the Merger Agreement, at the effective time of the Merger, MSA Safety will assume vested or unvested and outstanding SMC stock options and restricted stock awards granted to SMC employees.

About MSA

Established in 1914, MSA Safety Incorporated is the global leader in the development, manufacture and supply of safety products that protect people and facility infrastructures. Many MSA products integrate a combination of electronics, mechanical systems and advanced materials to protect users against hazardous or life-threatening situations. The company's comprehensive product line is used by workers around the world in a broad range of markets, including the oil, gas and petrochemical industry, the fire service, the construction industry, mining and the military. MSA's core products include self-contained breathing apparatus, fixed gas and flame detection systems, portable gas detection instruments, industrial head protection products, firefighter helmets and protective apparel, and fall protection devices. With 2018 revenues of $1.4 billion, MSA employs approximately 4,800 people worldwide. The company is headquartered north of Pittsburgh in Cranberry Township, Pa., and has manufacturing operations in the United States, Europe, Asia and Latin America. With more than 40 international locations, MSA realizes approximately half of its revenue from outside North America.

For more information visit MSA's web site at www.MSAsafety.com.

About Sierra Monitor Corporation

Headquartered in the heart of Silicon Valley in Milpitas, California, Sierra Monitor was founded forty years ago (in 1978) and has been a public company since 1989 (OTCBR:SRMC). Recently named a “Top Place to Work” in Silicon Valley, Sierra Monitor combines a distinguished track record in industrial sensing and automation with IoT technologies such as wireless, cloud connectivity, and data services. As a result, Sierra Monitor is at the forefront of the emerging IIoT trend. The company's vision is to capitalize on the expanding worldwide demand for knowledge-based products and services that improve operational performance, productivity, efficiency and safety in building automation, industrial, and military applications, while reducing demands on resources and energy consumption.

For more information visit: http://www.SierraMonitor.com/

Cautionary Note Regarding Forward-Looking Statements

This announcement contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning Parent and SMC. These statements include, but are not limited to, statements regarding the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, and management plans relating to the proposed transaction, and statements that address each company’s expected future business and financial performance and other statements identified by words such as “will”, “expect”, “believe”, “anticipate”, “estimate”, “should”, “intend”, “plan”, “potential”, “predict” “project”, “aim”, and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of Parent and SMC (as the case may be), as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside of each company’s and each company’s management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements.

Those risks, uncertainties and assumptions include: the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect SMC’s business and the price of the common stock of SMC; the failure to satisfy any of the conditions to the consummation of the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the proposed transaction on SMC’s business relationships, operating results and business generally; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; risks related to diverting management’s attention from ongoing business operations; the outcome of any legal proceedings that may be instituted related to the Merger Agreement or the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; and other risks described in SMC’s filings with the United States Securities and Exchange Commission, such as Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K.

Other particular uncertainties that could materially affect future results include risks associated with: any loss of SMC’s significant customers and fluctuations in the timing and volume of significant customer demand; potential postponement of spending by commercial, industrial and municipal customers; fluctuations in currency markets; product delays and costs from increasing lead times or material prices from suppliers; and inability of customers, including commercial contractors, to obtain credit to finance projects requiring our products; low oil prices are negatively impacting construction of new oil and gas extraction, processing, and delivery facilities, slowing down large alternative fuel projects and resulting in cautious capital spending on fire and gas solutions, and putting pressure on product margin as suppliers seek to reduce total solution costs; dependence on senior management; quarterly and annual fluctuations in operating results; global economic and political conditions and concerns; cyclicality in the industrial and commercial facilities management enterprise software industry or in target markets; SMC’s ability to protect its intellectual property and the unpredictability of any associated litigation expenses; any expenses or reputational damage associated with resolving customer product warranty and indemnification claims; SMC’s ability to sell to new types of customers and to keep pace with technological advances; market acceptance of the end products into which SMC’s products are designed; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature.

Forward-looking statements speak only as of the date of this communication. Neither Parent nor SMC undertake any intent or obligation to publicly update or revise any of the estimates and other forward-looking statements made in this announcement, whether as a result of new information, future events or otherwise, except as required by law.

For Sierra Monitor Corporation

Steve Shaw

VP, Sales & Marketing

sshaw@SierraMonitor.com

+1 (408) 262-6611